                                 Exhibit 17(a)

                             Forms of Proxy Ballot

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                          FIRSTAR SHORT-TERM BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF
                              ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Short-Term Bond Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Short-Term Bond Fund to the FAIF Limited Term Income Fund in exchange for shares of designated classes of the FAIF Limited Term Income Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Limited Term Income Fund to the shareholders of the Firstar Short-Term Bond Fund in liquidation of the Firstar Short-Term Bond Fund.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


---------------------------          ----------------------------------------
SIGNATURE              DATE          SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                         FIRSTAR INTERMEDIATE BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF
                              ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Intermediate Bond Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Intermediate Bond Fund to the FAIF Intermediate Term Income Fund in exchange for shares of designated classes of the FAIF Intermediate Term Income Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Intermediate Term Income Fund to the shareholders of the Firstar Intermediate Bond Fund in liquidation of the Firstar Intermediate Bond Fund.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


---------------------------          ----------------------------------------
SIGNATURE              DATE          SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                          FIRSTAR BOND IMMDEX(TM) FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF
                              ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Bond IMMDEX(TM) Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Bond IMMDEX(TM) Fund to the FAIF Bond IMMDEX(TM) Fund in exchange for shares of designated classes of the FAIF Bond IMMDEX(TM) Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Bond IMMDEX(TM) Fund to the shareholders of the Firstar Bond IMMDEX(TM) Fund in liquidation of the Firstar Bond IMMDEX(TM) Fund.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


---------------------------          ----------------------------------------
SIGNATURE              DATE          SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                     FIRSTAR U.S. GOVERNMENT SECURITIES FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF
                              ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar U.S. Government Securities Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar U.S. Government Securities Fund to the FAIF U.S. Government Securities Fund in exchange for shares of designated classes of the FAIF U.S. Government Securities Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF U.S. Government Securities Fund to the shareholders of the Firstar U.S. Government Securities Fund in liquidation of the Firstar U.S. Government Securities Fund.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


---------------------------          ----------------------------------------
SIGNATURE              DATE          SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                           FIRSTAR AGGREGATE BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF
                              ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Aggregate Bond Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Aggregate Bond Fund to the FAIF Fixed Income Fund in exchange for shares of designated classes of the FAIF Fixed Income Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Fixed Income Fund to the shareholders of the Firstar Aggregate Bond Fund in liquidation of the Firstar Aggregate Bond Fund.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


---------------------------          ----------------------------------------
SIGNATURE              DATE          SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                          FIRSTAR STRATEGIC INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF
                              ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Strategic Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Strategic Income Fund to the FAIF Corporate Bond Fund in exchange for shares of designated classes of the FAIF Corporate Bond Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Corporate Bond Fund to the shareholders of the Firstar Strategic Income Fund in liquidation of the Firstar Strategic Income Fund.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


---------------------------          ----------------------------------------
SIGNATURE              DATE          SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                    FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Tax-Exempt Intermediate Bond Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Tax-Exempt Intermediate Bond Fund to the FAIF Intermediate Tax Free Fund in exchange for shares of designated classes of the FAIF Intermediate Tax Free Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Intermediate Tax Free Fund to the shareholders of the Firstar Tax-Exempt Intermediate Bond Fund in liquidation of the Firstar Tax-Exempt Intermediate Bond Fund.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                      FIRSTAR MISSOURI TAX-EXEMPT BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Missouri Tax-Exempt Bond Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Missouri Tax-Exempt Bond Fund to the FAIF Missouri Tax Free Fund in exchange for shares of designated classes of the FAIF Missouri Tax Free Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Missouri Tax Free Fund to the shareholders of the Firstar Missouri Tax-Exempt Bond Fund in liquidation of the Firstar Missouri Tax-Exempt Bond Fund.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                      FIRSTAR NATIONAL MUNICIPAL BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar National Municipal Bond Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar National Municipal Bond Fund to the FAIF Tax Free Fund in exchange for shares of designated classes of the FAIF Tax Free Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Tax Free Fund to the shareholders of the Firstar National Municipal Bond Fund in liquidation of the Firstar National Municipal Bond Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                          FIRSTAR BALANCED INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Balanced Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Balanced Income Fund to the FAIF Balanced Fund in exchange for shares of designated classes of the FAIF Balanced Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Balanced Fund to the shareholders of the Firstar Balanced Income Fund in liquidation of the Firstar Balanced Income Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                          FIRSTAR BALANCED GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Balanced Growth Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Balanced Growth Fund to the FAIF Balanced Fund in exchange for shares of designated classes of the FAIF Balanced Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Balanced Fund to the shareholders of the Firstar Balanced Growth Fund in liquidation of the Firstar Balanced Growth Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                          FIRSTAR GROWTH & INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Growth & Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Growth & Income Fund to the FAIF Growth & Income Fund in exchange for shares of designated classes of the FAIF Growth & Income Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Growth & Income Fund to the shareholders of the Firstar Growth & Income Fund in liquidation of the Firstar Growth & Income Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                           FIRSTAR EQUITY INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Equity Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Equity Income Fund to the FAIF Equity Income Fund in exchange for shares of designated classes of the FAIF Equity Income Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Equity Income Fund to the shareholders of the Firstar Equity Income Fund in liquidation of the Firstar Equity Income Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                           FIRSTAR RELATIVE VALUE FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Relative Value Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Relative Value Fund to the FAIF Relative Value Fund in exchange for shares of designated classes of the FAIF Relative Value Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Relative Value Fund to the shareholders of the Firstar Relative Value Fund in liquidation of the Firstar Relative Value Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                            FIRSTAR EQUITY INDEX FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Equity Index Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Equity Index Fund to the FAIF Equity Index Fund in exchange for shares of designated classes of the FAIF Equity Index Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Equity Index Fund to the shareholders of the Firstar Equity Index Fund in liquidation of the Firstar Equity Index Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                       FIRSTAR LARGE CAP CORE EQUITY FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Large Cap Core Equity Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Large Cap Core Equity Fund to the FAIF Large Cap Core Fund in exchange for shares of designated classes of the FAIF Large Cap Core Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Large Cap Core Fund to the shareholders of the Firstar Large Cap Core Equity Fund in liquidation of the Firstar Large Cap Core Equity Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                          FIRSTAR LARGE CAP GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Large Cap Growth Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Large Cap Growth Fund to the FAIF Capital Growth Fund in exchange for shares of designated classes of the FAIF Capital Growth Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Capital Growth Fund to the shareholders of the Firstar Large Cap Growth Fund in liquidation of the Firstar Large Cap Growth Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                        FIRSTAR INTERNATIONAL VALUE FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar International Value Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar International Value Fund to the FAIF International Fund in exchange for shares of designated classes of the FAIF International Fund of equal value; and (b) the distribution of the shares designated classes of the FAIF International Fund to the shareholders of the Firstar International Value Fund in liquidation of the Firstar International Value Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                        FIRSTAR INTERNATIONAL GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar International Growth Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar International Growth Fund to the FAIF International Fund in exchange for shares of designated classes of the FAIF International Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF International Fund to the shareholders of the Firstar International Growth Fund in liquidation of the Firstar International Growth Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                            FIRSTAR MIDCAP INDEX FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar MidCap Index Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar MidCap Index Fund to the FAIF Mid Cap Index Fund in exchange for shares of designated classes of the FAIF Mid Cap Index Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Mid Cap Index Fund to the shareholders of the Firstar MidCap Index Fund in liquidation of the Firstar MidCap Index Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                         FIRSTAR MIDCAP CORE EQUITY FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar MidCap Core Equity Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar MidCap Core Equity Fund to the FAIF Mid Cap Core Fund in exchange for shares of designated classes of the FAIF Mid Cap Core Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Mid Cap Core Fund to the shareholders of the Firstar MidCap Core Equity Fund in liquidation of the Firstar MidCap Core Equity Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                          FIRSTAR SMALL CAP INDEX FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Small Cap Index Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Small Cap Index Fund to the FAIF Small Cap Index Fund in exchange for shares of designated classes of the FAIF Small Cap Index Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Small Cap Index Fund to the shareholders of the Firstar Small Cap Index Fund in liquidation of the Firstar Small Cap Index Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                       FIRSTAR SMALL CAP CORE EQUITY FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



       The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Small Cap Core Equity Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Small Cap Core Equity Fund to the FAIF Small Cap Core Fund in exchange for shares of designated classes of the FAIF Small Cap Core Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Small Cap Core Fund to the shareholders of the Firstar Small Cap Core Equity Fund in liquidation of the Firstar Small Cap Core Equity Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                        FIRSTAR SCIENCE & TECHNOLOGY FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Science & Technology Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Science & Technology Fund to the FAIF Science & Technology Fund in exchange for shares of designated classes of the FAIF Science & Technology Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Science & Technology Fund to the shareholders of the Firstar Science & Technology Fund in liquidation of the Firstar Science & Technology Fund.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

           [  ]FOR                   [  ]AGAINST                [  ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                              FIRSTAR MICROCAP FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar MicroCap Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar MicroCap Fund to the FAIF Micro Cap Fund in exchange for shares of designated classes of the FAIF Micro Cap Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Micro Cap Fund to the shareholders of the Firstar MicroCap Fund in liquidation of the Firstar MicroCap Fund.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                                FIRSTAR REIT FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar REIT Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Investment Funds ("FAIF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar REIT Fund to the FAIF Real Estate Securities Fund in exchange for shares of designated classes of the FAIF Real Estate Securities Fund of equal value; and (b) the distribution of the shares of designated classes of the FAIF Real Estate Securities Fund to the shareholders of the Firstar REIT Fund in liquidation of the Firstar REIT Fund.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------         -------------------------------------
SIGNATURE                   DATE         SIGNATURE (JOINT OWNER)          DATE